================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A
                                Amendment No. 1


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                JULY 26, 2001
                         Date of Report (July 2, 2001)


                           SABRE HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-12175                75-2662240
(State or other jurisdiction       (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)

                             4255 AMON CARTER BLVD.
                            FORT WORTH, TEXAS 76155
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (817) 963-6400

                                NOT APPLICABLE
        (Former name or former address, if changed since last report.)

================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

The exhibits filed herewith are shown on the Exhibit Index attached hereto and are incorporated herein by this reference.





                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SABRE HOLDINGS CORPORATION

Date:  July 26, 2001                /s/ William J. Hannigan
                                    --------------------------------------------
                                    William J. Hannigan
                                    Chairman, President and
                                    Chief Executive Officer
                                    (Principal Executive Officer)


                                    /s/ Jeffery M. Jackson
                                    --------------------------------------------
                                    Jeffery M. Jackson
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer
                                    (Principal Financial and Accounting Officer)

EXHIBIT INDEX
-------------

EXHIBIT NUMBER                        DESCRIPTION                        FILED HEREWITH
     12.1          Computation of Ratio of Earnings to Fixed Charges            X










                                                     3